UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 14, 2005

ALLTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4996	34-0868285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Allied Drive, Little Rock, Arkansas	72202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (501) 905-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[      ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[      ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[      ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[      ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

A copy of ALLTEL Corporation's Press Release dated February 14, 2005 regarding the remarketing of $1,384,965,000 aggregate principal amount of its senior notes is attached hereto as Exhibit 99(a) and is furnished as a part of this current report.

Item 8.01   Other Events

A copy of a certain tax opinion of Kutak Rock LLP is attached hereto as Exhibit 8 that is to be incorporated by reference into ALLTEL Corporation's Registration Statement on Form S-3 (File No. 333-85142).

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

Exhibit 8          - Tax Opinion, dated February 14, 2005, of Kutak Rock LLP

Exhibit 23        - Consent of Kutak Rock LLP (included as part of Exhibit 8)

Exhibit 99(a)    - Press Release, dated February 14, 2005, of ALLTEL Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLTEL CORPORATION
(Registrant)

By: /s/ Jeffery R. Gardner
Jeffery R. Gardner
Executive Vice President - Chief Financial Officer
(Principal Financial Officer)
February 15, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

8	Tax Opinion, dated February 14, 2005, of Kutak Rock LLP

23	Consent of Kutak Rock LLP (included as part of Exhibit 8)

99(a)	Press Release, dated February 14, 2005, of ALLTEL Corporation

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